UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to ss.240.14a-12

Pharma-Bio Serv, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHARMA-BIO SERV, INC.
Pharma-Bio Serv Building
#6 Road 696
Dorado, Puerto Rico, 00646

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on April 9, 2013

To our Stockholders:

The Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the “Company”) will be held on Tuesday, April 9, 2013, at 1:00 p.m. local time at the offices of the Company located at the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646 for the following purposes:

(1)	Amend the Company's Certificate of Incorporation to authorize the classification of the Board of Directors into three classes with staggered terms;
(2)
The election of five (5) directors.  If Proposal 1 is approved, the directors elected to Class I would serve for a term until the 2014 Annual Meeting of Stockholders, the directors elected to Class II would serve for a term until the 2015 Annual Meeting of Stockholders, and the directors elected to Class III would serve for a term until the 2016 Annual Meeting of Stockholders; or, if Proposal 1 is not approved, all five (5) directors would serve until the 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

(3)	The ratification of the selection of Horwath Velez & Co. PSC as the Company’s independent certified public accountants for the fiscal year ending October 31, 2013;
(4)	A non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”);
(5)	A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years; and
(6)	The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

The board of directors has fixed the close of business on February 20, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2012 is being mailed with this proxy statement.

By order of the Board of Directors,
/s/ Nélida Plaza
Nélida Plaza
Acting President and Chief Executive Officer and President of Puerto Rico Operations and Secretary
Dorado, Puerto Rico
March 11, 2013

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 9, 2013

The accompanying proxy statement and the 2012 Annual Report on Form 10-K are available at

http://www.pharmabioserv.com

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PHARMA-BIO SERV, INC.
Pharma-Bio Serv Building
#6 Road 696
Dorado, Puerto Rico, 00646

PROXY STATEMENT

Annual Meeting of Stockholders
To be held on April 9, 2013
General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Pharma-Bio Serv, Inc. of proxies to be voted at our 2013 Annual Meeting of Stockholders and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on Tuesday, April 9, 2013, at 1:00 p.m. local time at the offices of the Company located at the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about March 14, 2013. In this proxy statement Pharma-Bio Serv, Inc. and its subsidiaries are referred to as the ‘‘Company,’’ ‘‘we,’’ ‘‘our’’ or ‘‘us.”

Purposes of the Meeting

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1)	Amend the Company's Certificate of Incorporation to authorize the classification of the Board of Directors into three classes with staggered terms;
(2)
The election of five (5) directors.  If Proposal 1 is approved, the directors elected to Class I would serve for a term until the 2014 Annual Meeting of Stockholders, the directors elected to Class II would serve for a term until the 2015 Annual Meeting of Stockholders, and the directors elected to Class III would serve for a term until the 2016 Annual Meeting of Stockholders; or, if Proposal 1 is not approved, all five (5) directors would serve until the 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

(3)	The ratification of the selection of Horwath Velez & Co. PSC as the Company’s independent certified public accountants for the fiscal year ending October 31, 2013;
(4)	A non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”);
(5)	A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years; and
(6)	The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on February 20, 2013, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 22,664,686 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of our common stock constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, a broker does not have the discretion to vote on Proposal 2 – Election of Directors, Proposal 4 – Say on Pay and Proposal 5 – Frequency of the Vote on Say on Pay. As a result, any broker that is a member of the NYSE will not have the discretion to vote Proposals 2, 4 and 5.  A broker non-vote or an abstention will have no effect on the proposals, except that an abstention on Proposal 1 – Amendment to the Certificate of Incorporation will have the same effect as a vote against Proposal 1.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal 1 - an amendment to the Company's Certificate of Incorporation to authorize the classification of the Board of Directors into three classes with staggered terms; “FOR” Proposal 2 - the election of each of the nominees to the Board named herein, “FOR” Proposal 3 - the ratification of Horwath Velez & Co. PSC as our independent certified public accountants, “FOR” Proposal 4 - the approval of the Say on Pay proposal, and for the selection of “3 YEARS” as the frequency with which stockholders are provided an advisory vote on Say on Pay.  If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of American Stock Transfer & Trust Company, our transfer agent, a proxy card for voting those shares will be included with this proxy statement. If you own shares in street name, meaning that your shares are held by a bank or brokerage firm or other nominee, you may instead receive a voting instruction form from that institution with this proxy statement to instruct it how to vote your shares.

To vote shares of the Company that you own or over which you have voting control as of the February 20, 2013, you may cast your vote in person at the Annual Meeting or by proxy. You may cast your vote by proxy by mail.

By Mail

Complete the proxy card indicating your vote with respect to the three proposals listed in the proxy card.

Sign and print your name and the date where indicated on the proxy card. Insert the completed proxy card into the enclosed self-addressed, postage-paid return envelope and seal and mail the return envelope. Make certain that you complete the proxy card before putting it into the return envelope. If the proxy card is not properly filled out, it will be null and void. If you vote by mail, your proxy card must be received by April 9, 2013, at 1:00 p.m. local time.

All votes will be tabulated by an Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company’s executive office, located at the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico 00646 for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below. To obtain directions to be able to attend the meeting and vote in person please contact Nélida Plaza, Acting President and Chief Executive Officer, and President of Puerto Rico Operations and Secretary, at (787) 278-2709.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to Nélida Plaza, the Acting President and Chief Executive Officer, and President of Puerto Rico Operations and Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

AMENDMENT TO CERTIFICATE OF INCORPORATION
TO AUTHORIZE THE CLASSIFICATION OF THE BOARD OF DIRECTORS INTO
THREE CLASSES WITH STAGGERED TERMS

Classification of the Board of Directors

On February 26, 2013, our Board approved, and we are proposing, an amendment to our Certificate of Incorporation to classify the Board of Directors into three classes with staggered terms (“Classified Board Amendment”). Currently, the Board consists of a single class of directors, all of whom are elected at each Annual Meeting of Stockholders. The Classified Board Amendment would classify the Board into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three−year term.

Directors in each class would be elected at the 2013 Annual Meeting.  The director initially elected in Class I would serve until the 2014 Annual Meeting of Stockholders and the election and qualification of his or her successor. The directors initially elected in Class II would serve until the 2015 Annual Meeting of Stockholders and the election and qualification of his or her successors. The directors initially elected in Class III would serve until the 2016 Annual Meeting of Stockholders and the election and qualification of his or her successor. Beginning with the election of directors to be held at the 2014 Annual Meeting of Stockholders, and going forward, the class of directors to be elected in such year (Class I) would be elected for a three year term, and at each successive Annual Meeting of Stockholders, the class of directors to be elected in such year would be elected for a three year term, so that the term of office of one class of directors shall expire in each year.  The directors in each class are identified in Proposal No. 2 – Election of Directors – below.

To preserve the classified board structure, the amendment to our Certificate of Incorporation, also provides that a director appointed by the Board to fill a vacancy holds office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier resignation, removal or death.

The Board believes that a staggered board would provide important benefits to the Company and its stockholders. A staggered board will help to ensure the continuity and stability of the Company’s business strategies and management of the Company’s business because a majority of the Board at any given time will have prior experience as directors of the Company.

The text of the proposed amendment to the Company’s Certificate of Incorporation is set forth below.

NINTH:  The Board of Directors of the corporation shall be classified into three classes, as nearly equal in number as possible, with staggered terms as provided under § 141(d) of the General Corporate Law of the State of Delaware, with one class being elected each year to serve a staggered three−year term.

Directors in each class shall be elected at the annual meeting of stockholders of the corporation. The directors initially elected in Class I will serve until the 2014 annual meeting of stockholders and the election and qualification of their successors. The directors initially elected in Class II will serve until the 2015 annual meeting of stockholders and the election and qualification of their successors. The directors initially elected in Class III will serve until the 2016 annual meeting of stockholders and the election and qualification of his or her successor.

Beginning with the election of directors to be held at the 2014 annual meeting of stockholders, and going forward, the class of directors to be elected in such year (Class I) shall be elected for a three−year term, and at each successive annual meeting of stockholders, the class of directors to be elected in such year would be elected for a three year term, so that the term of office of one class of directors shall expire in each year.

Any director appointed by the Board of Directors of the corporation to fill a vacancy of a director that resigns, retires, is removed, or otherwise ceases to serve prior to the end of such director’s term in office, shall hold office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier resignation, removal or death.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of Certificate of Amendment to our Certificate of Incorporation with the State of Delaware, which we expect to file shortly after receiving stockholder approval. Also, the Board of Directors will amend the Company’s bylaws, after receiving stockholder approval but before the filing of the Certificate of Amendment, to conform the text in the bylaws to the text in the Certificate of Amendment regarding the staggered board.

Vote Required and Recommendation

The amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares entitled to vote at the annual meeting.

The board of directors recommends a vote “FOR” the proposal.

ELECTION OF DIRECTORS

As set forth above (see Proposal 1), the Board of Directors is proposing to stagger the terms of the directors of the Company by classifying the Board into three separate classes.  One class would hold office initially for a term expiring at the 2014 Annual Meeting of Stockholders; a second class would hold office initially for a term expiring at the 2015 Annual Meeting of Stockholders; and a third class would hold office initially for a term expiring at the 2016 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, and until their successors have been duly elected and qualified. Directors chosen to fill vacancies on the classified board would hold office for the remainder of the term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified. Vacancies on the Board of Directors may be filled by persons elected by a majority of the total number of directors then in office.

If Proposal 1 is not approved, the five (5) director nominees, if elected, will serve a one-year term until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the board, and any shares represented by proxy will be voted for the substitute nominee, unless the board reduces the number of directors.

Mr. Perlysky was elected as director at the time of our organization in 2004. The other directors were elected in January 2006 in connection with our acquisition of Pharma-Bio Serv PR, Inc. (“Pharma-PR”), formerly Plaza Consulting Group, Inc.

The following table sets forth certain information concerning the nominees for director:

Name	Age	Positions with the Company	Director Since
Elizabeth Plaza3	49	Chairman of the Board	2006
Kirk Michel1,2	57	Director	2006
Dov Perlysky2,3	50	Director	2004
Howard Spindel1	67	Director	2006
Irving Wiesen1,2,3	58	Director	2006
_________________
1	Member of the Audit Committee and Compensation Committee.

2	Member of the Mergers and Acquisition Committee.

3	Member of the Nominating Committee.

CLASS I – TERM EXPIRING AT 2014 ANNUAL MEETING

Irving Wiesen, a director since January 25, 2006, has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over thirty years. For more than the past five years he has been of counsel to the New York law firms, Ullman, Shapiro and Ullman, LLP and Cohen, Tauber, Spievack & Wagner. Prior to that, Mr. Wiesen was a partner in the New York food and drug law firm, Bass & Ullman, and also served as division counsel of Boehringer Ingelheim Pharmaceuticals, Inc. Mr. Wiesen represents pharmaceutical, medical device and biotechnology companies in all aspects of FDA regulation, corporate practice and compliance, litigation and allied commercial transactions. Mr. Wiesen received his J.D. degree from the New York University School of Law and holds an M.A. in English Literature from Columbia University and a B.A., cum laude, from Yeshiva University.

Mr. Wiesen brings extensive leadership, business, and legal experience to the Board. He has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over thirty years. His experience as a practicing lawyer in the pharmaceutical and medical device industries has given him broad understanding and expertise, particularly relating to legal and industry matters impacting the Company.

CLASS II – TERM EXPIRING AT 2015 ANNUAL MEETING (UNLESS PROPOSAL 1 IS NOT APPROVED)

Kirk Michel, a director since January 25, 2006, has been a managing director of KEMA Advisors, Inc., a boutique investment banking firm located in Hillsborough, North Carolina since 2000. KEMA Advisors provides corporate finance advisory services to middle market companies and governmental agencies. From 1995 to 2000, Mr. Michel was the co-founder and a managing director of Bahia Group Holdings, LLC which provided corporate finance, public finance and merger and acquisition services to middle market companies and governmental agencies. Mr. Michel holds a M.B.A. degree from the Columbia University Graduate School of Business and a B.A. in Economics from Northwestern University.

Mr. Michel brings extensive leadership, business, and finance experience to the Board. His experience as a managing director of an investment banking firm has given him broad understanding and expertise, particularly relating to business and finance matters.

Dov Perlysky, a director since 2004, has been the managing member of Nesher, LLC a private investment firm since 2000. On January 25, 2006, in connection with the reverse acquisition, Mr. Perlysky resigned as president and became a consultant to us. From 1998 until 2002, Mr. Perlysky was a vice president in the private client group of Laidlaw Global Securities, a registered broker-dealer. He received his B.S. in Mathematics and Computer Science from the University of Illinois in 1985 and a Masters in Management from the Kellogg Graduate School of Management at Northwestern University in 1991. Mr. Perlysky is a director of Enzo Biochem, Inc., a growth-oriented life sciences and biotechnology company listed on the New York Stock Exchange, Engex, Inc., a closed-end mutual fund, and Highlands Bancorp, Inc.

Mr. Perlysky brings extensive leadership and business experience, as well as an in-depth understanding of the Company's history and tremendous knowledge of our business and the pharmaceutical industry, to the Board. His experience as the former president of the Company has given him broad understanding and expertise, particularly relating to the Company's business and industry.

CLASS III – TERM EXPIRING AT 2016 ANNUAL MEETING (UNLESS PROPOSAL 1 IS NOT APPROVED)

Elizabeth Plaza has served as the Chairman of the Board since January 2006.  Ms. E. Plaza served as our president and chief executive officer from January 2006 to December 2012.  Ms. E. Plaza holds a B.S. in Pharmaceutical Sciences, magna cum laude, from the School of Pharmacy of the University of Puerto Rico. She was a 40 under 40 Caribbean Business Award recipient in 2002, the 2003 recipient of Ernst & Young’s Entrepreneur of the Year Award in Health Science, one of the 2003 recipients of the Puerto Rico Powerful Business Women Award, elected as Puerto Rico Manufacturers Association 2004 (Metropolitan-West Region) Executive of the Year, and Puerto Rico 2008 Executive of the Year. She is member of the US Department of Commerce National Advisory Council on Minority Business Enterprise and is also member of the Board for the Puerto Rico Commerce & Export Company.  Elizabeth Plaza and Nélida Plaza, our Acting President and Chief Executive Officer and President of Puerto Rico Operations and Secretary, are sisters.

Ms. E. Plaza brings extensive leadership and business experience, as well as an in-depth understanding of the Company's history and tremendous knowledge of our business and the pharmaceutical industry, to the Board. Her experience as an entrepreneur in the pharmaceutical industry has given her broad understanding and expertise, particularly relating to business and industry matters.

Howard Spindel, a director since January 25, 2006, has been a consultant with Integrated Management Solutions, a securities industry consulting and recruitment firm which he founded, since 1985. In this capacity, he has also acted as a financial and operations principal, general securities principal, registered representative and options principal for several broker-dealers during this period. He is also a director of Engex, Inc., a closed-end investment company, and Oak Tree Educational Partners, Inc., a training company. Mr. Spindel received a B.S (Accounting) degree from Hunter College and is a Certified Public Accountant.

Mr. Spindel brings extensive leadership, business, and accounting experience to the Board. His experience as a consultant, certified public accountant and board member to other companies has given him broad understanding and expertise, particularly relating to business, accounting and finance matters.

Vote Required and Recommendation

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Stockholders do not have the right to cumulate their votes for directors.

The board of directors recommends a vote "FOR" the nominees listed above.

Directors’ Compensation

Effective as of May 6, 2008, non-employee directors receive (i) $1,500 quarterly retainer fee, (ii) $1,000 for attendance at each meeting of the Board of Directors and (iii) $500 for attendance at each Committee meeting. Pursuant to our 2005 Long Term Incentive Plan, as amended (“Plan”), each independent director receives an option to purchase 25,000 shares of the Company’s common stock on the date of his or her election, and, on the first trading day of January in each year thereafter, the independent director received an automatic option to purchase 5,000 shares of the Company’s common stock. On April’s 2007 Annual Meeting of Shareholders, the Plan was amended to increase the automatic stock options grant to 10,000 shares. Mr. Michel, Perlysky, Spindel and Wiesen are our non-employee directors, all of which are independent directors since their appointment in January 2006, except for Mr. Perlysky which became an independent director in February 2009.

The following table summarizes the compensation paid to our non-employee directors for the year ended October 31, 2012.

Name	Fees Earned or Paid in Cash(1)	Option Awards (2)(3)	Total
Kirk Michel	$12,000	$1,495	$13,495
Dov Perlysky	$12,000	$1,495	$13,495
Howard Spindel	$12,000	$1,495	$13,495
Irving Wiesen	$11,500	$1,495	$12,995
______________
(1)	All amounts were earned and paid during fiscal 2012.
(2)
Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the compensation costs recognized by us in fiscal year 2012 for option grants that were made to directors as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth under Note H – Stock Options and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2012, included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2012.

(3)
The options grants have a term of five years from the grant date and an exercise price equal to the fair market value on the date of grant. The options are exercisable as to 50% of the shares six months from the date of grant and as to the remaining 50% 18 months from the date of grant.

As of October 31, 2012, each of our non-employee directors held the following number of options to purchase shares of common stock:

Messrs. Michel, Spindel, and Wiesen			Dov Perlysky
Grant Date	Options	Exercise Price	Grant Date	Options	Exercise Price
1/02/2008	10,000	$0.7400	1/10/2008	10,000	$0.6980
1/02/2009	10,000	$0.5000	2/02/2009	10,000	$0.5000
1/04/2010	10,000	$0.3400	1/04/2010	10,000	$0.3400
1/03/2011	10,000	$0.2600	1/03/2011	10,000	$0.2600
1/03/2012	10,000	$0.7000	1/03/2012	10,000	$0.7000

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board met regularly during the fiscal year ended October 31, 2012 (“fiscal 2012”) and continues to meet regularly to review matters affecting our Company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2012, the Board of Directors held four regular meetings. No actions by written consent were made. During fiscal 2012, all directors attended all board and committee meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting. One director, Ms. E. Plaza, attended the 2012 Annual Meeting of Stockholders.

The Board has determined that the following directors are independent pursuant to Nasdaq Rule 5605 (“Nasdaq Rules”) (even though the Company’s securities are not traded on the Nasdaq market): Kirk Michel, Dov Perlysky, Howard Spindel and Irving Wiesen.

Code of Ethics

We have adopted a Code of Ethics that applies to all our senior management, including our principal executive officer, principal financial officer and principal accounting officer, and directors.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company.  The positions of Chairman of the Board and Acting Chief Executive Officer are currently held by different persons. The Board believes that having a separate Chairman allows the Acting Chief Executive Officer, Ms. N. Plaza, to focus on the day-to-day management of the Company while enabling the Board to maintain an independent perspective on the activities of the Company and executive management.

Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board of Directors consider the risks within their areas of responsibility. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Mergers and Acquisition Committee, and the Nominating Committee.

Audit Committee

The members of the Audit Committee are Howard Spindel, Chairman, Kirk Michel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Audit Committee consist of but are not limited to: (1) overseeing the financial reporting process; (2) meeting with our external auditors regarding audit results; (3) engaging and ensuring independence of our outside audit firm and (4) reviewing the effectiveness of the Company’s internal controls. The Audit Committee met four times during fiscal 2012.

Our Board has determined that Mr. Spindel qualifies as an “Audit Committee financial expert” within the meaning of applicable regulations of the Securities and Exchange Commission, promulgated pursuant to the Sarbanes-Oxley Act of 2002. Our board of directors has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s charter is located on our website at www.pharmabioserv.com.

Compensation Committee

The members of the Compensation Committee are Kirk Michel, Chairman, Howard Spindel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Compensation Committee consist of, but are not limited to: (1) approving salaries and incentive compensation of executive officers, as well as the compensation of our Board members; (2) reviewing compensation plans, policies and benefit programs for employees, generally and (3) administering the employee stock option and benefit plans, when designed by the Board. While performing its duties, the Compensation Committee receives substantial input from the Chief Executive Officer regarding the appropriate level and type of compensation for our executives, excluding the compensation paid to the Chief Executive Officer. The Compensation Committee has determined that no risks exist rising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee has not retained a compensation consultant to review our policies and procedures with respect to executive compensation. The Compensation Committee met four times during fiscal 2012. A copy of the Compensation Committee’s charter is located on our website at www.pharmabioserv.com.

Mergers and Acquisitions Committee

The members of the Mergers and Acquisitions Committee are Dov Perlysky, Kirk Michel and Irving Wiesen. Messrs. Michel, Perlysky and Wiesen are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Mergers and Acquisitions Committee consist of (1) reviewing and providing guidance to management and the Board with respect to business development activities including acquisitions, investment and divestiture strategies, (2) assisting management in the assessment of potential transactions, and (3) advising management and the Board in the selection and use of financial, legal and other advisors.

Nominating Committee

The members of the Nominating Committee are Dov Perlysky, Elizabeth Plaza and Irving Wiesen. We have not adopted a written charter for this committee at the present time. If the Nominating Committee identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Nominating Committee considers candidates from a variety of sources. The process followed by the Nominating Committee to identify and evaluate candidates include (a) meetings to evaluate biographical information and background material relating to candidates, (b) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by us in reports filed with the SEC, (c) conducting background investigations by qualified independent organizations experienced in conducing criminal and civil investigatory reviews, (d) interviews of selected candidates by members of the Board and (e) such other personal and financial reviews and analyses as the Nominating Committee may deem appropriate in connection with the consideration of candidates. While the Nominating Committee does not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

Recommendations by the Nominating Committee of candidates for inclusion in the Board slate of director nominees are based upon criteria such as business experience and skills, independence as defined by the Nasdaq listing requirements (even though the Company’s securities are not traded on the Nasdaq market) or other independence standard deemed appropriate by the Nominating Committee, distinction in their activities, integrity, the ability to commit sufficient time and attention to the Board’s activities and the absence of potential conflicts with the Company’s interests. The Nominating Committee also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluation of all prospective nominees. The Nominating Committee considers candidates for Board membership, including those suggested by shareholders applying the same criteria to all candidates. We intend on adopting a shareholder nomination policy in the near future. The Nominating Committee met one time during fiscal 2012.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our board of directors should address the communication either to the board of directors or to the individual director c/o Ms. Nélida Plaza, Acting President and Chief Executive Officer, and President of Puerto Rico Operations and Secretary, c/o Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646. Ms. Plaza will forward the communication either to all of the directors, if the communication is addressed to the board, or to the individual director, if the communication is directed to a director.

Nominees for Director

Any stockholder who wants to nominate a candidate for election to the board must deliver timely notice to our secretary at our principal executive offices. In order to be timely, the notice must be delivered as follows:

●
in the case of an annual meeting, not less than 120 calendar days prior to the anniversary date of the Company's release of the proxy statement to shareholders in connection with the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

●	in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

The stockholder’s notice to the secretary must set forth:

●
as to each person whom the stockholder proposes to nominate for election as a director (a) his or her name, age, business address and residence address, (b) his or her principal occupation and employment, (c) the number of shares of our common stock are owned beneficially or of record by him or her and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations of the Commission thereunder; and

●
as to the stockholder giving the notice (a) his or her name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him or her that he or she is a holder of record of our stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in this notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the Commission thereunder.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Any person who desires to nominate a candidate for director at our 2014 Annual Meeting should provide the information required not later than November 14, 2013.

SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We are asking our stockholders to ratify the Audit Committee’s selection of Horwath Velez & Co. PSC (“Horwath”) as our independent certified public accountants for the year ending October 31, 2013.  If the stockholders do not ratify the appointment of Horwath, the selection of our independent certified public accountants may be reconsidered by our Audit Committee.

We engaged Horwath as our independent public accountants on September 25, 2006. Horwath audited the Company’s consolidated financial statements for the fiscal years ended October 31, 2012 and 2011. Representatives of Horwath are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

We were billed by Horwath in 2012 and 2011 as follows:

Description of services:	Fiscal 2012	Fiscal 2011
Audit	$44,925	$41,000
Audit-Related	26,050	23,118
Tax	1,573	3,105
Total Fees	$72,548	$67,223

Audit fees above are professional services associated with the integrated audit of our consolidated financial statements. Audit-Related fees are primarily attributable to services rendered in connection to reviews of our quarterly condensed financial statements. Tax fees are mainly attributable to International tax compliance and, to a lesser degree, planning services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Horwath and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. The Audit Committee approved one hundred percent (100%) of all services provided by Horwath during fiscal 2012 and 2011.

The Audit Committee has considered the nature and amount of the fees billed by Horwath, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Horwath’s independence.

Vote Required and Recommendation

The proposal to approve the selection of Horwath Velez & Co. PSC as our independent accountant for the fiscal year ending October 31, 2013, requires the affirmative vote of a majority of the votes cast.

The board of directors recommends a vote “FOR” the proposal.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. We have engaged Horwath as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2. The Audit Committee has discussed with Horwath, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3. The Audit Committee has also received the written disclosures and the letter from Horwath required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Horwath with that firm.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2012, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Howard Spindel, Chairman
Kirk Michel
Irwin Wiesen

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Age	Position
Nélida Plaza	45	Acting President and Chief Executive Officer and President of Puerto Rico Operations and Secretary
Pedro J. Lasanta	53	Chief Financial Officer and Vice President - Finance and Administration

Nélida Plaza has been our Acting President and Chief Executive Officer since January 2013, Vice President of Operations of Pharma-Bio Serv PR, Inc. ("Pharma-PR") since January 2004, the Company's Secretary since January 25, 2006, and the Company's President of Puerto Rico Operations since December 31, 2009, in charge of Scienza Labs, Pharma Academy and Pharma-PR.  She served as the Company's Vice President from January 25, 2006 to December 31, 2009. In July 2000, she joined Pharma-PR as a project management consultant. In the past, she was a unit operations leader and safety manager at E.I. DuPont De Nemours where she was in charge of the full operations of a manufacturing plant and also managed the development, support and audit of environmental, safety and occupational health programs.  She holds a M.S. in Environmental Management from the University of Houston in Clear Lake and a B.S. in Chemical Engineering from the University of Puerto Rico. She was recognized by Casiano Communications as one of the 40 under 40 distinguished executives in Puerto Rico.  Nélida Plaza and Elizabeth Plaza, the Chair of the Board, are sisters.

Pedro J. Lasanta has been our chief financial officer and vice president - finance and administration since November 2007. From 2006 until October 2007, Mr. Lasanta was in private practice as an accountant, tax and business counselor. From 1999 until 2006, Mr. Lasanta was the Chief Financial Officer for Pearle Vision Center PR, Inc. In the past, Mr. Lasanta was also an audit manager for Ernst & Young, formerly Arthur Young & Company. He is a cum laude graduate in business administration (accounting) from the University of Puerto Rico. Mr. Lasanta is a certified public accountant.

Elizabeth Plaza and Nélida Plaza are sisters. There is no other family relationship among our officers and directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides the compensation paid to our Chief Executive Officer and other executive officers whose total compensation exceeded $100,000 for the fiscal years ended October 31, 2012 and 2011 (the "Named Executive Officers").

Name and Principal Position	Fiscal Year	Salary	Bonus		Option Awards ($)(3)	All Other Compensation(4)	Total

Elizabeth Plaza, Former President and	2012	$290,023	$150,000	(5)	$-	$16,380	$456,403
Chief Executive Officer(1)	2011	250,600	175,000	(6)	2,044	16,380	444,024

Nélida Plaza, Acting President and Chief Executive Officer,	2012	$175,600	$40,000	(5)	$5,459	$15,612	$236,671
President of Puerto Rico Operations and Secretary(2)	2011	175,600	25,000	(6)	1,226	15,612	217,438

Pedro Lasanta, Chief Financial Officer and	2012	$122,428	$40,000	(5)	$5,898	-	$168,326
Vice President –Finance and Administration	2011	110,600	25,000	(6)	3,362	-	138,962
___________
(1)	Effective December 31, 2012, Elizabeth Plaza stepped down as the Company's President and Chief Executive Officer. Ms. E. Plaza continues to serve as Chairman of the Board.
(2)	Effective January 1, 2013, Nélida Plaza was appointed Acting President and Chief Executive Officer.
(3)
Amounts shown do not reflect compensation received by the officers. Instead, the amounts shown are the compensation costs recognized by us in fiscal year 2012 and 2011 for option grants that were made to officers as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth under Note H – Stock Options and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2012, included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2012.

(4)	All other compensation for Elizabeth Plaza and Nélida Plaza correspond to company lease payments for vehicles under their use.
(5)	Represents bonus for services in fiscal 2012, which were paid in January 2013.
(6)	Represents bonus for services in fiscal 2011, which were paid in January 2012.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes information regarding equity-based awards held by our Named Executive Officers as of October 31, 2012.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date

Elizabeth Plaza(1)	125,000	-	0.6500	Dec. 20, 2012
	-	250,000	0.7920	Jan. 23, 2017
Nélida Plaza(2)	75,000	-	0.6500	Dec. 20, 2012
	-	200,000	0.7200	Jan. 30, 2017
Pedro Lasanta(3)	30,000	-	0.5000	Dec. 18, 2013
	-	200,000	$0.7200	Jan. 30, 2017
____________
(1)
Options to purchase 125,000 and 250,000 shares of common stock were granted on December 20, 2007 and January 23, 2012, respectively. Effective December 31, 2012, Elizabeth Plaza stepped down as the Company's President and Chief Executive Officer, and, as a result, all of her options were forfeited.

(2)
Options to purchase 75,000 and 200,000 shares of common stock were granted on December 20, 2007 and January 30, 2012, respectively. These options vest in three equal annual installments beginning on December 20, 2008 and January 30, 2013, respectively.

(3)
Options to purchase 30,000 and 200,000 shares of common stock were granted on December 18, 2008 and January 30, 2012, respectively. These options vest in three equal annual installments beginning on December 18, 2009 and January 30, 2013, respectively.

Employment Agreements

Elizabeth Plaza – Employment Agreement

On January 25, 2008, we entered into an employment agreement with Elizabeth Plaza. Our agreement with Ms. E. Plaza  provides that Ms. E. Plaza will serve as our president and chief executive officer for which she will receive a salary at the annual rate of $250,000. The Company will also provide Ms. E. Plaza with an automobile allowance at the annual rate of $24,828, discretionary bonuses and stock options or other equity-based incentives as shall be determined by our Compensation Committee, except that her bonus shall not be less than 4% or more than 50% of her salary. If we terminate Ms. E. Plaza’s employment other than for cause or as a result of her death or disability, we are required to pay Ms. E. Plaza the balance of her compensation for her employment terms and her consulting term and other benefits, including a pro rata portion of the bonus that would have been paid to her, and her obligations under her non-competition provision terminate. Since the bonus is discretionary, with a minimum bonus of 4% of Ms. E. Plaza’s salary, unless the Compensation Committee shall have provided for a greater bonus prior to the termination of Ms. E. Plaza’s employment without cause, Ms. E. Plaza would not be entitled to a bonus greater than $10,000, which is 4% of $250,000, the amount of the bonus to be based on the remaining employment term.

On June 9, 2008, we amended the Employment Agreement with Ms. E. Plaza to extend Ms. E. Plaza's term of employment through December 31, 2009.

On March 11, 2009, upon the request of Ms. E. Plaza and upon the approval of the Company’s Compensation Committee, the Company entered into a Second Amendment to Employment Agreement to reduce Ms. E. Plaza’s current annual base salary from $250,000 to $200,000 for the period of January 1, 2009 to February 23, 2009 and to reduce Ms. E. Plaza’s monthly automobile allowance from $2,069 to $1,400.

On March 11, 2009, upon the request of Ms. E. Plaza, and upon the approval of the Company’s Compensation Committee, the Company entered into a Third Amendment to Employment Agreement with Ms. E. Plaza, pursuant to which Ms. E. Plaza will no longer receive an annual base salary effective February 23, 2009.

Effective January 1, 2010, we amended the Employment Agreement of Ms. E. Plaza to extend Ms. E. Plaza's term of employment for an additional six months to expire on July 1, 2010. The amendment also restores Elizabeth Plaza's compensation as originally set forth in the Employment Agreement, dated January 25, 2006, to an annual base salary of $250,000. All other terms and conditions of Ms. E. Plaza's employment agreement, as amended, remain the same. As previously stated, effective January 1, 2009, Ms. E. Plaza's automobile allowance was reduced to $1,400 per month and Ms. E. Plaza has not received a salary from the Company for her services as President and Chief Executive Officer since February 23, 2009.

Effective July 1, 2010, we amended the Employment Agreement of Ms. E. Plaza to extend her term of employment for an additional six months starting on July 1, 2010. All other terms and conditions of Ms. E. Plaza's employment agreement, as amended, remain the same.

Effective August 23, 2010, we amended the Employment Agreement of Ms. E. Plaza to extend her employment term until January 2, 2011, and such term will automatically renew for successive periods of twelve months thereafter, unless renewal is declined by us or Ms. E. Plaza no less than sixty days before the end of any renewal term.

On January 23, 2012, the Company amended the Employment Agreement of Ms. E. Plaza to increase her annual salary from $250,000 to $300,000. Also, pursuant to the terms of the amended Employment Agreement, the Company waived on a one time basis the provisions of Ms. E. Plaza's employment agreement which limits her discretionary bonus to no more than 50% of her salary. Subsequently, the Company's Compensation Committee approved a discretionary bonus of $175,000 for Ms. E. Plaza.

The employment agreement with Ms. E. Plaza was terminated on December 31, 2012 in connection with Ms. E. Plaza's stepping down as President and Chief Executive Officer.

Elizabeth Plaza – Consulting Agreement

On January 7, 2013, the Company entered into a Consulting Agreement with Ms. E. Plaza, effective as of January 1, 2013 (the "Consulting Agreement").  Pursuant to the Consulting Agreement, Ms. E. Plaza will serve as the Company's Senior Strategic Consultant to provide advice and assistance to the Board of Directors and the officers of the Company in order to provide a smooth transition in the management and operations of the Company.  As previously reported, Ms. E. Plaza stepped down as President and Chief Executive Officer of the Company, effective December 31, 2012, and Nélida Plaza was appointed Acting President and Chief Executive Officer, effective January 1, 2013.

Pursuant to the Consulting Agreement, Ms. E. Plaza will receive a consulting fee of $275 per hour, subject to an aggregate amount not to exceed $300,000 during the one year term of the Consulting  agreement.  Additionally, Ms. E. Plaza will receive a company automobile and such insurance as she was provided by the Company during her last year of employment with the Company.  The Consulting Agreement also includes standard provisions relating to non-competition, confidentiality, and nondisparagement.

Nélida Plaza

On January 25, 2006, we entered into an employment agreement with Nélida Plaza. Our original agreement with Nélida Plaza provided that Ms. N. Plaza will serve as vice president for a term of three years for which she will receive annual compensation at the annual rate of $150,000. She was also entitled to bonus compensation as is determined by the Compensation Committee, not to exceed 50% of her salary. We also agreed to make the lease payments on the automobile she currently leases. Such payments are at the annual rate of approximately $11,592. If we terminate Ms. N. Plaza’s employment other than for cause or as a result of her death or disability, we are required to pay Ms. N. Plaza her compensation for the balance of the term and other benefits, including a pro rata portion of the bonus that would have been paid to her, and her obligations under her non-competition provision terminate. Since Ms. N. Plaza’s employment contract provides for a discretionary bonus, unless the compensation committee shall have provided for a bonus to Ms. N. Plaza prior to the termination of her employment without cause, Ms. N. Plaza would not be entitled to any bonus payment.

On March 11, 2009, upon the approval of the Company’s Compensation Committee, the Company entered into an Amendment to Employment Agreement with Nélida Plaza to extend the term of her employment for an indefinite amount of time and to reduce Ms. N. Plaza’s current annual base salary from $150,000 to $135,000 effective March 1, 2009.

On December 31, 2009, the Employment Agreement, dated January 25, 2006, between the Company and Nélida Plaza, which had an indefinite term, was replaced and superseded by a new employment agreement (in effect, terminating the prior agreement early without penalty or cost to either party).

On December 31, 2009, Pharma-Bio Serv PR, Inc., a subsidiary of the Company, entered into an Employment Agreement with Nélida Plaza, Vice President of Operations and Secretary of the Company, which replaced the Employment Agreement entered into by and between Nélida Plaza and the Company, dated January 25, 2006. Pursuant to the employment agreement, Nélida Plaza will serve as President of Puerto Rico Operations, in charge of Scienza Labs, Integratek, Pharma Academy and Pharma-Bio Serv PR, for an indefinite period of time. Nélida Plaza will also continue to serve as the Secretary of the Company. Pursuant to the employment agreement, Nélida Plaza will be entitled to receive an annual base salary of $175,000 and such bonus compensation as determined by the compensation committee, not to exceed 50% of her salary. Also, she is entitled to receive such stock options or other equity-based incentives as determined by the compensation committee. The Company also agreed to make the lease payments on the automobile she currently leases. If Nélida Plaza's employment is terminated other than for cause or as a result of her death or disability, the Company is required to pay Nélida Plaza the balance of her salary for the working period. In addition, if applicable Nélida Plaza may receive severance under PR labor law No. 80 of May 80, 1976, known as the “Wrongful Discharge Act” (“Ley Despido Injusticado”).

On January 7, 2013, the Company, and Pharma-Bio Serv PR, a wholly-owned subsidiary of the Company, amended the Employment Agreement of Nélida Plaza, Acting President and Chief Executive Officer, President of Puerto Rico Operations and Secretary of the Company, dated December 31, 2009, as amended (the "Amendment").  The Amendment modifies Ms. N. Plaza's annual salary from $175,000 to $225,000 during her term as Acting President and Chief Executive Officer.  Also, the Amendment modifies the term of Ms. N. Plaza's non-compete from two years to one year following the date of her departure from the Company.

Pedro Lasanta

On November 5, 2007, we entered into an employment agreement with Pedro Lasanta, our chief financial officer, pursuant to which we pay Mr. Lasanta an annual salary of $100,000 plus a monthly car allowance of $500. The agreement has a one-year term, which we may extend subject to the approval of the president and chief executive officer and the Audit Committee. Mr. Lasanta’s employment agreement has a non-competition provision pursuant to which he agrees that during the term of the agreement and for one year thereafter, Mr. Lasanta will not, directly or indirectly, engage in a competing business or solicit any customer or seek to persuade any customer to reduce the amount of business it does with us or seek to persuade any employee to leave our employ.

On December 17, 2008, we entered into an amendment to the employment agreement with Pedro Lasanta pursuant to which the term of the contract was extended indefinitely. The amended employment agreement provides that we will pay Mr. Lasanta an annual salary of $110,000 and an annual bonus in cash or Company stock options to be granted based on performance metrics to be established. Pursuant to the amended employment agreement, we will grant Mr. Lasanta options to purchase 30,000 shares of Company stock having an exercise price equal to fair market value on the date of grant and vesting in three equal annual installments beginning one year from November 1, 2008. In addition, upon termination of Mr. Lasanta’s employment for reasons other than those set forth in his amended employment agreement, Mr. Lasanta will receive a lump-sum severance payment in an amount equivalent to six months of his salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976 known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher. All other terms and conditions of Mr. Lasanta’s employment agreement remain the same.

On March 11, 2009, upon the approval of the Company’s Compensation Committee, the Company entered into an Amendment to Employment Agreement with Pedro J. Lasanta to reduce Mr. Lasanta’s current annual base salary from $110,000 to $106,000 and to eliminate Mr. Lasanta’s automobile allowance effective March 1, 2009.

Effective January 1, 2010, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to restore Mr. Lasanta's annual base salary to $110,000. All other terms and conditions of Mr. Lasanta's employment agreement, as amended, remain the same.

On January 31, 2012, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to increase Mr. Lasanta's annual base salary from $110,000 to $125,000.  All other terms and conditions of Mr. Lasanta's employment agreement, as amended, remain the same.

On December 31, 2012, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to increase Mr. Lasanta's annual base salary from $125,000 to $150,000 as of January 1, 2013. All other terms and conditions of Mr. Lasanta's employment agreement, as amended, remain the same.

NON−BINDING ADVISORY VOTE ON
SAY ON PAY

Background of the Proposal

The Dodd−Frank Act requires all public companies to hold a separate non−binding advisory shareholder vote to approve the compensation of executive officers as described in the executive compensation tables and any related information in each such company’s proxy statement (commonly known as a “Say on Pay” proposal).  Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on Say on Pay at the Annual Meeting.

Executive Compensation

The Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executives that are commensurate and aligned with our performance and advances both short and long-term interest of ours and our shareholders.  We seek to achieve these objectives through two principal compensation programs:  a base salary and long-term equity incentives, in the form of grants of stock options.  Base salaries are designed primarily to attract and retain talented executives.  Grants of stock options are designed to provide a strong incentive for achieving long-term results by aligning interests of our executives with those of our stockholders, while at the same time encouraging our executives to remain with us.  The Board of Directors believes that our compensation program for our executive officers is appropriately based upon our performance and the individual performance and level of responsibility of the executive officer.

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Pharma-Bio Serv, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Pharma-Bio Serv, Inc.'s Proxy Statement for the 2013 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, and any related information found in the proxy statement of Pharma-Bio Serv, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Recommendation

The advisory vote on the Say on Pay proposal requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote “FOR” the Say on Pay proposal.

NON−BINDING ADVISORY VOTE ON THE FREQUENCY OF
THE ADVISORY VOTE ON SAY ON PAY IN FUTURE YEARS

Background of the Proposal

The Dodd−Frank Act also requires all public companies  to hold a separate non−binding advisory shareholder vote with respect to the frequency of the vote on the Say on Pay proposal thereafter. Companies must give stockholders the choice of whether to cast an advisory vote on the Say on Pay proposal every year, every two years, or every three years (commonly known as the “Frequency Vote on Say on Pay”). Shareholders may also abstain from making a choice, pursuant to proposed rules recently issued by the SEC. After such initial votes are held, the Dodd−Frank Act requires all public companies to submit to their shareholders no less often than every six years thereafter the Frequency Vote on Say on Pay.  Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on the frequency of Say on Pay in future years at the Annual Meeting.

Frequency Vote on Say on Pay

As discussed above, the Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executives that are commensurate and aligned with our performance and advances both short and long-term interest of ours and our shareholders.  The Board of Directors believes that giving our stockholders the right to cast an advisory vote every three years on their approval of the compensation arrangements of our named executive officers provides the Board of Directors sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement changes, as needed, to our executive compensation program.

Although the Board of Directors recommends that the Say on Pay proposal be voted on every three years, our shareholders will be able to specify one of four choices for the frequency of the vote on the Say on Pay proposal as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain.  This is an advisory vote and will not be binding on the Board of Directors or the Company, the Board of Directors may determine that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than may be indicated by this advisory vote of our shareholders.  Nevertheless, the Compensation Committee will take into account the outcome this advisory vote when considering how frequently to seek an advisory vote on Say on Pay in future years.

Vote Required and Recommendation

The option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders.

The Board of Directors recommends the selection of every “THREE YEARS” as your preference for the frequency with which shareholders are provided an advisory vote on Say on Pay.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information as to shares of common stock beneficially owned as of February 20, 2013 by:

●	each director;

●	each officer named in the summary compensation table (“Named Executive Officers”);

●	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and

●	all directors and Named Executive Officers as a group.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights and the address for each person is c/o Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646.

Name	Shares of Common Stock Beneficially Owned at February 20, 2013	Percentage
Directors and Named Executive Officers
Elizabeth Plaza(1)	9,169,518	40.5%
Dov Perlysky(2)	1,972,345	8.7%
Kirk Michel(3)	375,706	1.7%
Howard Spindel(4)	35,000	*
Irving Wiesen(4)	35,000	*
Nélida Plaza(4)	66,666	*
Pedro Lasanta(4)	96,666	*
All Directors and Named Executive Officers as a group
(seven persons)(5)	11,750,901	51.2%
5% or Greater Stockholders
Venturetek, L.P.(6)	3,132,932	13.8%
San Juan Holdings, Inc.(7)	4,100,119	18.1%
Pentland USA, Inc.(8)	1,022,019	4.5%
Fame Associates(9)	1,022,119	4.5%
________________
*	Less than 1%.

(1)
Includes 4,099,241 shares owned by Ms. Plaza directly and 5,070,277 shares subject to a voting proxy in favor of Ms. Plaza. In conjunction with certification as a minority controlled business, Ms. Plaza received irrevocable proxies (“Voting Proxies”) to vote an aggregate of 5,070,277 shares of the Company’s common stock from Venturetek LP, Krovim, LLC and LDP Family Partnership. These Voting Proxies are effective until September 1, 2013, unless the business certification expires sooner.

(2)
The shares of common stock beneficially owned by Mr. Perlysky include (i) 1,164,554 shares of common stock owned by Krovim, LLC, (ii) 772,791 shares owned by LDP Family Partnership and (iii) options issued to Mr. Perlysky to purchase 35,000 shares of common stock, which are vested as of February 20, 2013.  Elizabeth Plaza exercises voting power over the shares owned by Krovim pursuant to a Voting Proxy and Mr. Perlysky as the manager of Nesher, LLC, which is the manager of Krovim, may be deemed to exercise dispositive power over these shares. Mr. Perlysky disclaims beneficial interest in the shares owned by Krovim. Elizabeth Plaza exercises voting power over the shares owned by the LDP Family Partnership pursuant to a Voting Proxy and Mr. Perlysky’s wife, the general partner of LDP Family Partnership, is deemed to exercise dispositive power over these shares. Mr. Perlysky disclaims beneficial ownership in the securities owned by his wife.

(3)
The shares of common stock beneficially owned by Mr. Michel consist of 35,000 shares of common stock issuable upon exercise of options, which are vested as of February 20, 2013, and 340,706 shares of common stock owned by KEMA Advisors, of which Mr. Michel is managing director.

(4)	The shares of common stock owned by each of Ms Nélida Plaza, Mr. Spindel Mr. Wiesen and Mr. Lasanta represent shares issuable upon exercise of options, which are vested as of February 20, 2013.

(5)	Includes 303,332 shares issuable upon the exercise of options, which are vested as of February 20, 2013.

(6)
This information was obtained from Amendment No. 4 to Schedule 13 D/A filed by Venturetek, L.P. ("Venturetek") on September 6, 2011. Does not include 1,565,058 shares underlying warrants, which warrants expired in January 2011, listed in the Schedule 13 D/A filed on January 5, 2011. Mr. David Selengut, the manager of TaurusMax LLC, which is the general partner of Venturetek has sole dispositive power and Elizabeth Plaza has sole voting power over these shares pursuant to a Voting Proxy. The mailing address for Venturetek, L.P. is 150 East 42nd Street, New York, NY 10017.

(7)
Based on the Amendment No. 2 to Schedule 13 D/A filed by San Juan Holdings, Inc. on February 5, 2013 and additional information available to the Company. Includes 1,830,991 shares of common stock issuable upon exercise of warrants. Messrs. Ramon Dominguez and Addison M. Levi III, principals of San Juan Holdings, Inc., have voting and dispositive power over these shares. The mailing address for San Juan Holdings, Inc. is MCS Plaza, Suite #305, 255 Ponce de Leon Ave., San Juan, PR 00917.

(8)
Based on a Schedule 13D filed by Pentland USA, Inc. on May 15, 2006 and additional information available to the Company. Does not include 510,600 shares underlying warrants, which warrants expired in January 2011, listed in the Schedule 13D. The mailing address for Pentland USA, Inc. is 3333 New Hyde Park Road, New Hyde Park, New York 11042.

(9)
This information was obtained from a Schedule 13D filed by Fame Associates on May 17, 2006. Does not include 510,600 shares underlying warrants, which warrants expired in January 2011, listed in the Schedule 13D. The mailing address for Fame Associates is 111 Broadway, 20th Floor, New York, New York 10006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended October 31, 2012, all such filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In February 2007, we entered into an agreement for our main resource facilities in Dorado, Puerto Rico with Plaza Professional Center, Inc., a company controlled by Elizabeth Plaza, our Chairman of the Board and Former President and Chief Executive Officer. These facilities accommodate our testing laboratory, our customer-specialized training facilities, and our Puerto Rico consulting and headquarters offices. The agreement is for a five year term, with initial monthly installments of $18,750, which will increase by 5% annually. The agreement also requires the payment of utilities, property taxes, insurance and a portion of expenses incurred by the affiliate in connection with the maintenance of common areas. The agreement provided for a renewal option under the same terms, which became effective February 2012 for a period of five additional years. During the years ended October 31, 2012 and October 31, 2011, we paid approximately $284,000 and $270,000, respectively, to Plaza Professional Center, Inc. in connection with the lease of these facilities.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended October 31, 2012, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the report for financial and other information about us.

Additional copies of our Form 10-K for the year ended October 31, 2012 may be obtained without charge by writing to Ms. Nélida Plaza, Acting President and Chief Executive Officer, President of Puerto Rico Operations and Secretary, Pharma-Bio Serv, Inc., #6 Road 696, Dorado, Puerto Rico, 00646. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. The Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Proxy Solicitation Costs

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

Deadline for Submission of Stockholder Proposals for the 2014 Annual Meeting

Proposals of stockholders intended to be presented at the 2014 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than November 14, 2013 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our Company at our principal offices no later than November 14, 2013. If notice of any stockholder proposal is received after November 14, 2013, then the notice will be considered untimely and we are not required to present such proposal at the 2014 Annual Meeting, then the persons named in proxies solicited by the board of directors for the 2014 Annual Meeting may exercise discretionary voting power with respect to such proposal.

A copy of the Annual Report has been mailed to every stockholder of record. The Annual Report is not considered proxy soliciting material.

March 11, 2013

Pharma-Bio Serv, Inc.

Annual Meeting of Stockholders to be held on April 9, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Elizabeth Plaza and Pedro J. Lasanta or either of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 2013 Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the “Company”), to be held at 1:00 p.m. local time, on Tuesday, April 9, 2013, at the offices of the Corporation at the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico 00646, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2013

The accompanying proxy statement and the 2012 Annual Report on Form 10-K are available at

http://www.pharmabioserv.com

(Continued and to be signed on the reverse side)

(continued from reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
ALL OF THE PROPOSALS LISTED BELOW.

(1)	Amendment to the Company's Certificate of Incorporation to authorize the classification of the Board of Directors into three classes with staggered terms.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(2)	To elect the following five (5) directors

Class I (Term expiring at 2014 Annual Meeting)
Irving Wiesen

Class II (Term expiring at 2015 Annual Meeting unless Proposal 1 is not approved)
Kirk Michel
Dov Perlysky

Class III (Term expiring at 2016 Annual Meeting unless Proposal 1 is not approved)
Elizabeth Plaza
Howard Spindel

☐	FOR all nominees listed above (except as noted to the contrary below).
INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name below.

☐	Withhold authority to vote for all nominees listed above

(3)	To ratify the selection of Horwath Velez & Co. PSC as the Company’s independent certified public accountants for the year ending October 31, 2013.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(4)	A non-binding advisory vote on the compensation of the named executive officers of the Company ("Say on Pay").

FOR ☐	AGAINST ☐	ABSTAIN ☐

(5)	A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years

3 Years ☐	2 Years ☐	1 Year ☐	Abstain ☐

(6)	In their discretion, upon the transaction of such other business as may properly come before the meeting;

All of the above as set forth in the Proxy Statement, dated March 11, 2013.

The shares represented by this proxy will be voted on Items 1 - 5 as directed by the stockholder, but if no direction is indicated, will be voted FOR Items 1 – 4 and for 3 years for Item 5.

If you plan to attend the meeting please indicate below:
I plan to attend the meeting.    ☐

To obtain directions to be able to attend the meeting and vote in person please contact Nélida Plaza, Acting President and Chief Executive Officer and President of Puerto Rico Operations and Secretary, at (787) 278-2709.

Dated:

(Signature(s))
Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States.